SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 1, 1998

                          Dynex Securities Corporation
               (Exact name of registrant as specified in charter)


             Virginia                    34-0-20552            52-1785164
      (State or other jurisdiction      (Commission           (IRS Employer
         of incorporation)              File Number)       Identification No.)

         10900 Nuckols Road, Glen Allen, Virginia                         23060
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         (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code (804) 217-5800


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         (Former name or former address, if changed since last report.)



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Item 1.  Changes in Control of Registrant.
         Not Applicable.


Item 2.  Acquisition or Disposition of Assets.
         Not Applicable.


Item 3.  Bankruptcy or Receivership.
         Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant.
         Not Applicable.


Item 5.  Other Events.

         The Registrant has entered into the following Amendments to Trust
Agreements:

                  An Amendment to Trust Agreement (the "Amendment") dated as of February 1, 1998, among the Registrant, Norwest Bank Minnesota, National Association, as Master Servicer and Chase Bank of Texas, N.A., as Trustee, amending the Trust Agreement, dated as of August 1, 1992, relating to the Registrant's Mortgage Participation Securities, Series 1992-1. A copy of the Amendment is included as Exhibit 4.1 hereto.

Item 6.  Resignations of Registrant's Directors.
         Not Applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. Not Applicable.

Item 8.  Change in Fiscal Year.
         Not Applicable.



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Exhibits

 4.1 Copy of the Amendment to Trust Agreement for SMSC Series 1992-1, dated as of February 1, 1998, by and among the Registrant, Norwest Bank Minnesota, National Association, as Master Servicer, and Chase Bank of Texas, N.A., as Trustee.



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 2, 1998
             DYNEX SECURITIES CORPORATION


                                                  By: /s/ Lisa R. Cooke
                                                  ------------------------------
                                                     Name:  Lisa R. Cooke

                                                    Title:  Vice President



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                                INDEX TO EXHIBITS

                                                                                                               Page
    4.1      Copy of the Amendment to Trust Agreement for SMSC Series 1992-1,
             dated as of February 1, 1998, by and among the Registrant, Norwest Bank
             Minnesota, National Association, as Master Servicer, and Chase Bank of
             Texas, N.A., as Trustee.......................................................................


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